UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 3, 2012

OMNITEK ENGINEERING CORP.
 (Exact name of Registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

000-53955                                                          33-0984450
      (Commission File Number)                          (IRS Employer Identification No.)

1945 S. Rancho Santa Fe Road, San Marcos, California 92078
 (Address of principal executive offices, Zip Code)

(760) 591-0089
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

As set forth in Item 5.02 below, on August 3, 2012, in conjunction with the appointment of Mr. Maier and Mr. Chachas as Directors of the Company, Mr. Maier, Mr. Chachas and the Company entered into a Director Agreement, an Indemnification Agreement, and Confidentiality Agreement, in the forms attached hereto as Exhibits 10.01, 10.02 and 10.03, all of which are incorporated herein by reference.

Item 3.02  Unregistered Sale of Equity Securities.

As set forth in Item 5.02 below, in conjunction with the appointment of Mr. Maier and Mr. Chachas as Directors of the Company, the Company granted to Mr. Maier and Mr. Chachas, each, a non-qualified stock option grant to purchase twenty-five thousand (25,000) shares of the Company’s common stock at an exercise price of $1.79 per share (i.e. eighty-five percent (85%) of the closing price of the Company’s common stock as of August 3, 2012).  Such Options shall be exercisable for a period of five years.  The Option shall vest and be exercisable immediately.

Additionally, on August 3, 2012, the Company, granted a non-qualified stock option grant to the Company’s engineering group manager, to purchase forty thousand (40,000) shares of the Company’s common stock at an exercise price of $1.79 per share (i.e. eighty-five percent (85%) of the closing price of the Company’s common stock as of August 3, 2012).  Such Options shall be exercisable for a period of five years.  The Option shall vest and be exercisable with regard to 25% of the total shares subject to the Option, at the end of each year following the Date of Grant, so that all shares subject to the Options will be fully vested on the fourth anniversary of the Date of Grant.

No underwriters were used. The securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933. The individuals receiving the options were intimately acquainted with the Company’s business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2012, the Board of Directors of the Company appointed Gary S. Maier and George G. Chachas to serve as outside Directors of the Company.  The biographies of Mr. Maier and Mr. Chachas are set forth below:

Gary S. Maier - is an investor relations veteran with more than 25 years of industry experience.  Prior to establishing Maier & Company, Inc. in 2003, he was a principal of another Los Angeles-based investor relations firm.  He has counseled diverse clients ranging in size from multi-billion dollar organizations to emerging growth public and private companies across the country.  His career includes positions with an international public relations firm and a proxy solicitation firm offering investor relations services, both based in New York, as well as a Chicago-based financial relations agency. He is a long-time member of the National Investor Relations Institute.  His experience also includes local and national political campaigns – including serving as the Illinois deputy press secretary for Walter Mondale’s 1984 presidential campaign. Maier served as a board member for 18 years, including a term as president, of Veterans Park Conservancy, a non-profit community public/private partnership dedicated to the enhancement and preservation of four hundred acres of federal land to honor our nation’s veterans.  He served for several years on the board of Southern California’s Colony Theater Company. Maier holds bachelor and master of philosophy degrees from Ohio University and completed course work toward a Ph.D. in philosophy at DePaul University.  He served on the adjunct faculties of DePaul and Loyola University in Chicago and is a graduate of New York University’s Graduate School of Business Administration’s Careers in Business program.

George G. Chachas - is the principal of Chachas Law Group with experience in the area of corporate law, securities, and mergers and acquisitions.  Prior to establishing Chachas Law Group in 2006, Mr. Chachas was a partner of Wenthur & Chachas, LLP from 1993 through 2005.  Mr. Chachas received a J.D. from California Western School of Law in 1987, and also holds a B.A. (Economics) from San Diego State University in 1985.  Mr. Chachas was admitted to the California Bar in 1987, the District of Columbia Bar in 1989 and the State Bar of Colorado in 1994.

As Directors, Mr. Maier and Mr. Chachas shall each receive a non-qualified stock option grant to purchase twenty-five thousand (25,000) shares of the Company’s common stock at an exercise price of $1.79 per share (i.e. eighty-five percent (85%) of the closing price of the Company’s common stock as of August 3, 2012).  Such Options shall be exercisable for a period of five years.  The Option shall vest and be exercisable immediately.   In addition, the Company will pay to a fee of $500 for each Board and Committee meeting in which Director participates, either in person or by teleconference, and $1,500 for an in-person board meeting requiring attendance for longer than four hours, and will reimburse Director for all documented, reasonable, out-of-pocket expenses incurred in connection with the performance of Director’s duties under this Agreement.

In conjunction with their appointment as Directors, Mr. Maier, Mr. Chachas and the Company entered into a Director Agreement, an Indemnification Agreement, and Confidentiality Agreement, in the forms  attached hereto as Exhibits 10.01, 10.02 and 10.03,  all of which are incorporated herein by reference.

Family Relationships

There are no family relationships between Mr. Maier or Mr. Chachas and any of the Company's directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 8.01  Other Events.

On August 3, 2012, the Company in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer that is reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationship;
•	Full, fair, accurate, timely and understandable disclosure in SEC reports and in other public communications;
•	Compliance with applicable governmental laws, rules and regulations;
•	Prompt internal reporting of violations of the code of ethics to appropriate person or persons identified in the code of ethics; and
•	Accountability for adherence to the code of ethics.

The description of the Code of Ethics contained in this report is qualified in its entirety by reference to the full text of the Code of Ethics filed as Exhibit 14.01 to this Current Report on Form 8-K. The Code of Ethics shall be available on the Company's website at www.omnitekcorp.com

Item 9.01  Financial Statements and Exhibits

Exhibit
Number                 Description

10.01                      Form of Director Agreement
10.02                      Form of Indemnification Agreement
10.03                      Form of Confidentiality Agreement
14.01                      Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.

Date: August 7, 2012	/s/ Werner Funk
______________________________________
By: Werner Funk
Its: President and CEO